UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

INMUNE BIO INC.

(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1200 Prospect Street, Suite 525, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per shares	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, on June 1, 2021, the stockholders of INmune Bio, Inc. (the “Company”) approved the Company’s 2021 Stock Incentive Plan (the “2021 Plan”), pursuant to which 2,000,000 shares of the Company’s common stock will be made available for issuance under the 2021 Plan. The 2021 Plan is described in more detail in the Company's 2021 Proxy Statement, which was filed with the Securities and Exchange Commission on April 26, 2021. A copy of the 2021 Plan is attached hereto as Exhibit 10.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 1, 2021. Each share of the Company’s common stock was entitled to one vote per share. The matters voted upon and the results are set forth below.

Proposal One: Election of Directors.

Stockholders elected each of the following nominees as director to hold office until the next meeting of the Company’s stockholders and until his or her successor is elected and qualified.

.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edgardo Baracchini, PhD	5,729,865	672,301	3,023,445
J. Kelly Ganjei	5,717,512	684,654	3,023,445
Scott Juda, JD	6,297,189	104,997	3,023,445
Tim Schroeder	6,036,902	365,264	3,023,445
David Szymkowski, PhD	6,305,251	96,915	3,023,445
Raymond J. Tesi, MD	6,300,950	101,216	3,023,445
Marcia Allen	5,863,742	538,424	3,023,445

Proposal Two: Ratification of Appointment of Independent Auditor.

Stockholders approved the ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021.

For	Against	Abstentions	Broker Non-Votes
9,338,290	85,618	1,703	0

Proposal Three: Approval of the INmune Bio, Inc. 2021 Stock Inventive Plan.

As noted above, stockholders approved the Company’s 2021 Stock Incentive Plan.

For	Against	Abstentions	Broker Non-Votes
5,746,592	612,313	43,261	3,023,445

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	INmune Bio, Inc. 2021 Stock Incentive Plan,.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: June 3, 2021	By:	/s/ David Moss
David Moss
Chief Financial Officer

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